Exhibit 10.1
FIRST ADDITIONAL CLOSING AGREEMENT
     THIS FIRST ADDITIONAL CLOSING AGREEMENT (this “Agreement”) is made as of September 7, 2005, among (i) Infinity, Inc., a Colorado corporation (“Infinity”), (ii) HFTP Investment L.L.C. (“HFTP”), Gaia Offshore Master Fund, Ltd. (“Gaia”), and AG Offshore Convertibles, Ltd. (“AG Offshore” and collectively with HFTP and Gaia, the “Buyers”), (iii) Consolidated Oil Well Services, Inc., a Kansas corporation (“Consolidated”), CIS Oklahoma, Inc., a Kansas corporation (“CIS”), Infinity Oil & Gas of Wyoming, Inc., a Wyoming corporation (“Infinity-Wyoming”), Infinity Oil & Gas of Kansas, a Kansas corporation (“Infinity-Kansas”), Infinity Energy Resources, Inc., a Delaware corporation (“Infinity-Delaware”) and Infinity Oil and Gas of Texas, Inc., a Delaware corporation (“Infinity-Texas,” and together with Consolidated, CIS, Infinity-Wyoming, Infinity-Kansas and Infinity-Delaware, the “Subsidiaries”), (iv) AG Domestic Convertibles, L.P. (“AG Domestic”), and (v) Promethean Asset Management L.L.C., a Delaware limited liability company, in its capacity as collateral agent (“Agent”) for the Buyers. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Securities Purchase Agreement (as defined below).
W I T N E S S E T H:
     WHEREAS, Infinity and the Buyers entered into that certain Securities Purchase Agreement (as further amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) dated as of January 13, 2005;
     WHEREAS, in connection with the transactions contemplated by the Securities Purchase Agreement, the parties thereto have previously executed and delivered, to and for the benefit of Buyers, those agreements, instruments and other documents described on Exhibit A hereto (together with any other agreements, instruments and other documents referred to therein and with the Securities Purchase Agreement, the “Transaction Documents”);
     WHEREAS, pursuant to Section 1(b) of the Securities Purchase Agreement, Infinity has the right, subject to the satisfaction of certain conditions, to sell Additional Notes and Additional Warrants to the Buyers;
     WHEREAS, on August 22, 2005, Infinity delivered an Additional Sale Election Note with respect to the sale of Additional Notes and Additional Warrants to the Buyers under the Securities Purchase Agreement (the “Additional Sale Election Notice”); and
     WHEREAS, Infinity desires to sell, and the Buyers desire to purchase, Additional Notes in the aggregate principal amount of $9,500,000 and related Additional Warrants upon the terms and conditions set forth herein and in the Securities Purchase Agreement (the “Additional Note Issuance”), in accordance with the Schedule of Buyers set forth on Exhibit B hereto (the “Additional Schedule of Buyers”).
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

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     1. Additional Issuance.
          (a) The Additional Closing Date with respect to the Additional Note Issuance shall be the date hereof. On such Additional Closing Date, subject to the satisfaction (or waiver) of all of the conditions set forth herein and in Sections 1(b), 1(d), 6(b) and 7(b) of the Securities Purchase Agreement, Infinity shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from Infinity, (I) Additional Notes in the principal amount set forth opposite such Buyer’s name on the Additional Schedule of Buyers, along with (II) the related Additional 115% Warrants with respect to the number of Additional Warrant Shares equal to the quotient (rounded to the nearest whole number, with 0.5 rounded up) of (A) 28% of the original principal amount of the Additional Notes purchased by such Buyer at the Additional Closing, divided by (B) the Warrant Exercise Price (as defined in the Additional 115% Warrants) on the Additional Closing Date, and (III) the related Additional 140% Warrants with respect to the number of Additional Warrant Shares equal to the quotient (rounded to the nearest whole number, with 0.5 rounded up) of (X) 27% of the original principal amount of the Additional Notes purchased by such Buyer at the Additional Closing, divided by (Y) the Warrant Exercise Price (as defined in the Additional 140% Warrants) on the Additional Closing Date (the “First Additional Closing”). Infinity hereby acknowledges and agrees that such purchase by each of the Buyers of such Additional Notes and related Additional Warrants shall satisfy in full any obligations of such Buyers under the Securities Purchase Agreement and the other Transaction Documents with respect to the Additional Sale Election Notice.
          (b) For purposes of Section 4(h) of the Securities Purchase Agreement in connection with the First Additional Closing, each Buyer’s Reimbursement Allocation Percentage shall be as set forth on the Additional Schedule of Buyers, rather than the Schedule of Buyers attached to the Securities Purchase Agreement.
          (c) Concurrently with the execution hereof, Infinity-Delaware is executing and delivering to the Agent and the Buyers a Joinder in the form of Exhibit A attached to the Security Agreement.
     2. Assignment of Additional Note Issuance Rights and Obligations.
          (a) AG Domestic hereby transfers and assigns to AG Offshore, and AG Offshore hereby accepts and assumes, and agrees to be bound by, each of the Transaction Documents to which AG Domestic is a party and all of the rights and obligations of AG Domestic now or hereafter existing under the Transaction Documents, with respect to the Additional Note Issuance and any and all future sales of Additional Notes and Additional Warrants by Infinity pursuant to the Securities Purchase Agreement, as if AG Offshore had originally been party to the Transaction Documents in place of AG Domestic. Infinity and the Subsidiaries hereby acknowledge and consent to the assignment by AG Domestic to AG Offshore set forth and described in this Section 2(a), and agree that, accordingly, AG Domestic shall have no further rights or obligations with respect to the Additional Note Issuance or any future sales of Additional Notes and Additional Warrants by Infinity pursuant to the Securities Purchase Agreement. The parties hereto agree that AG Offshore shall be deemed a “Buyer” under the Securities Purchase Agreement, an “Investor” under the Registration Rights

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Agreement, and a “Lender” under each of the Security Agreement, the Guaranty and the Pledge Agreement and shall be entitled to all of the rights, and subject to all of the obligations, thereof thereunder.
          (b) HFTP hereby transfers and assigns to Gaia, and Gaia hereby accepts and assumes, and agrees to be bound by, each of the Transaction Documents to which HFTP is a party and all of the rights and obligations of HFTP now or hereafter existing under the Transaction Documents with respect to the Additional Notes and related Additional Warrants to be purchased by Gaia as provided in Section 1(a) hereof, as if Gaia had originally been party to the Transaction Documents in place of HFTP. Infinity and the Subsidiaries hereby acknowledge and consent to the assignment by HFTP to Gaia set forth and described in this Section 2(b). The parties hereto agree that Gaia shall be deemed a “Buyer” under the Securities Purchase Agreement, an “Investor” under the Registration Rights Agreement, and a “Lender” under each of the Security Agreement, the Guaranty and the Pledge Agreement and shall be entitled to all of the rights, and subject to all of the obligations, thereof thereunder. In connection with being deemed a Lender for purposes of the Security Agreement, Gaia consents and agrees to be bound by the provisions of Section 5.12 of the Security Agreement applicable to each Lender thereunder and affirms the appointment of Agent on its behalf pursuant to the terms thereof.
     3. Limited Waiver of Exchange Cap Condition; Shareholder Approval.
          (a) For purposes of the Additional Note Issuance, subject to and conditioned upon the accuracy of the representation and warranty of Infinity set forth in Section 3(b) hereof, the Buyers hereby waive the Additional Note Issuance Amount Limitation set forth in Section 1(b)(D) of the Securities Purchase Agreement which provides that, unless Shareholder Approval has been obtained, the Additional Note Issuance Amount shall not exceed an amount that would require, pursuant to Section 1(b) of the Securities Purchase Agreement, the Buyers to buy Additional Warrants to acquire a number of shares of Common Stock that, when multiplied by 1.2 and added to the number of shares of Common Stock that have been issued upon exercise of any Warrants, or conversion of, or as interest on, any Notes prior to the date of the Additional Sale Election Notice and added to 120% of the shares issuable as of the date of the Additional Sale Election Notice upon exercise of all Warrants then outstanding, would exceed the Exchange Cap (as defined in the Notes). The limited waiver set forth in this Section 3(a) is not, and shall not be deemed to be, a waiver of such Additional Note Issuance Amount Limitation with respect to any other Additional Closing or under any other circumstance or a waiver of any other condition, requirement, provision or breach of the Securities Purchase Agreement or any other Transaction Document.
          (b) Infinity hereby represents and warrants to the Buyers that the Additional Note Issuance Amount in connection with the Additional Note Issuance does not exceed an amount that would require, pursuant to Section 1(b) of the Securities Purchase Agreement, the Buyers to buy Additional Warrants to acquire a number of shares of Common Stock that, when added to the number of shares of Common Stock that have been issued upon exercise of any Warrants, or conversion of, or as interest on, any Notes prior to the date of the Additional Sale Election Notice and added to 100% of the shares issuable as of the date of the Additional Sale Election Notice upon exercise of all Warrants then outstanding, would exceed the Exchange Cap.

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          (c) Infinity shall provide each shareholder entitled to vote at a special meeting of shareholders of Infinity, which Infinity shall use reasonable best efforts to hold not later than December 9, 2005 (the “Shareholder Meeting Deadline”), a proxy statement, which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such shareholder’s affirmative vote at such shareholder meeting for approval of all of the Notes and Warrants that have been issued or may be issued pursuant to the Securities Purchase Agreement, and Infinity’s issuance of all Conversion Shares issuable upon conversion of such Notes and all Warrant Shares issuable upon exercise of such Warrants, in accordance with the rules and regulations applicable to companies with securities listed on the Principal Market (such affirmative approval being referred to herein as the “Shareholder Approval”), and Infinity shall use its reasonable best efforts to solicit its shareholders’ approval of such issuance of the Securities and to cause the Board of Directors of the Company to recommend to the shareholders that they approve such proposal. The proxy statement shall not contain any untrue statement of a material fact or omit to state any material fact related to the matters addressed therein required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall file a preliminary version of such proxy statement with the SEC not later than October 7, 2005 (the “Proxy Statement Filing Due Date”). Notwithstanding anything to the contrary contained herein, unless and until Shareholder Approval has been obtained, Infinity shall not be permitted to elect to sell any Additional Notes or Additional Warrants to the Buyers after the First Additional Closing.
     4. Amendments to Initial Notes and Form of Additional Note.
          (a) Infinity and the Buyers agree that certain provisions of each of the Notes that establish volume limitations on conversion of such Note are to be applied to all Notes held by the holder of such Note, considered on an aggregate basis. Accordingly:
               (1) Section 8(b) of each of the Initial Notes and of the form of Additional Note attached to the Securities Purchase Agreement as Exhibit B thereto is hereby amended by deleting the first sentence thereof and substituting therefor the following:
“If the Company has exercised its right to Company Alternative Conversion in accordance with Section 8(a) and Section 6 or 13, as applicable, and the conditions of this Section 8 are satisfied (or waived in writing by the Holder) on the Company Alternative Conversion Notice Date and at each time the Holder delivers a Conversion Notice or is deemed to have delivered a Conversion Notice with respect to any portion of the aggregate Pro Rata Conversion Amount of all Notes held by the Holder (a “Company Alternative Conversion Date”) (including the Conditions to Company Alternative Conversion as set forth in Section 8(c)), then, subject to Sections 5 and 8(d), the Holder shall convert the Pro Rata Conversion Amount, together with any Interest Amount with respect to the allocable portion of principal represented by such Pro Rata Conversion Amount accruing through and including the applicable Conversion Date, in whole or in part and at such time or times as the Holder, in its sole discretion determines,

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during the Company Alternative Conversion Period; provided, however, that the Holder shall not be permitted to convert, during the Company Alternative Conversion Period, any portion of the aggregate Conversion Amount of all Notes held by the Holder relating to the Company Alternative Conversion Period that exceeds the product of (i) the Holder’s Allocation Percentage and (ii) twenty percent (20%) of the sum of the daily dollar trading volume (as reported by Bloomberg) of the Common Stock on its Principal Market on each of the Trading Days during the Company Alternative Conversion Period (such limitation, the “Volume Conversion Restriction Amount”).”; and
               (2) Section 8(e) of each of the Initial Notes and the form of Additional Note attached to the Securities Purchase Agreement as Exhibit B thereto is hereby amended by deleting the first sentence thereof an substituting therefor the following:
“Notwithstanding anything contained in this Section 8 to the contrary, on the applicable Final Company Alternative Conversion Date, (i) the Holder shall not be required (but shall be permitted subject to clause (ii) of this Section 8(e)) to convert (and shall not be deemed, solely as a result of Section 8(b), to have converted), on the applicable Final Company Alternative Conversion Date, any portion of the aggregate Pro Rata Conversion Amount of all Notes held by the Holder in excess of the difference between (A) the product of (I) the Holder’s Allocation Percentage and (II) ten percent (10%) of the sum of the daily dollar trading volume (as reported by Bloomberg) of the Common Stock on its Principal Market on each of the Trading Days during the Company Alternative Conversion Period, minus (B) the aggregate Pro Rata Conversion Amount of all Notes held by the Holder converted by the Holder during the Company Alternative Conversion Period and (ii) the Holder shall neither be required nor permitted to convert (and shall not be deemed, solely as a result of Section 8(b) to have converted), on the applicable Final Company Alternative Conversion Date, any portion of the aggregate Pro Rata Conversion Amount of all Notes held by the Holder in excess of the difference between (A) the applicable Volume Conversion Restriction Amount, minus (B) the aggregate Pro Rata Conversion Amount of all Notes held by the Holder converted by the Holder during the Company Alternative Conversion Period.”
          (b) Section 5(c) of each of the Initial Notes and the form of Additional Note attached to the Securities Purchase Agreement as Exhibit B thereto is hereby amended by deleting the percentage “120%” set forth therein and substituting therefor the percentage “100%”.
          (c) Other than as set forth in this Section 4, the Initial Notes and the form of Additional Note shall remain unmodified, unamended and in full force and effect. All Additional Notes issued on the Additional Closing Date or thereafter pursuant to the Securities Purchase Agreement shall be in the form of the Additional Note as amended by this Section 4. In the event of any conflict between the terms and provisions of the Initial Notes or the form of Additional Note, as the case may be, and the terms and provisions of this Section 5, the terms and provisions of this Section 5 shall prevail.

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     5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees or debtors-in-possession.
     6. Further Assurances. Infinity hereby agrees from time to time, as and when requested by Agent or any Buyer to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including financing statements, secretary’s certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action as Agent or such Buyer may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the Transaction Documents.
     7. Definitions. All words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and the use of the word “including” in this Agreement shall be by way of example rather than limitation.
     8. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
     9. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     10. Merger. This Agreement and the Transaction Documents represent the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the parties hereto.
     11. Execution in Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
     12. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

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     IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

INFINITY, INC.
By:	/s/ James A. Tuell
	Name:	James A. Tuell
	Title:	President and Chief Executive Officer

CONSOLIDATED OIL WELL SERVICES, INC.
By:	/s/ Stephen D. Stanfield
	Name:	Stephen D. Stanfield
	Title:	President

CIS OKLAHOMA, INC.
By:	/s/ Jon D. Klugh
	Name:	Jon D. Klugh
	Title:	Secretary

INFINITY OIL & GAS OF WYOMING, INC.
By:	/s/ James A. Tuell
	Name:	James A. Tuell
	Title:	President

INFINITY OIL & GAS OF KANSAS, INC.
By:	/s/ James A. Tuell
	Name:	James A. Tuell
	Title:	President

INFINITY ENERGY RESOURCES, INC.
By:	/s/ James A. Tuell
	Name:	James A. Tuell
	Title:	President and Chief Executive Officer

INFINITY OIL AND GAS OF TEXAS, INC.
By:	/s/ James A. Tuell
	Name:	James A. Tuell
	Title:	President

HFTP INVESTMENT L.L.C.
By:	Promethean Asset Management L.L.C.
Its:	Investment Manager

By:	/s/ Robert J. Brantman
	Name:	Robert J. Brantman
	Title:	Partner and Authorized Signatory

GAIA OFFSHORE MASTER FUND, LTD.
By:	Promethean Asset Management L.L.C.
Its:	Investment Manager

By:	/s/ Robert J. Brantman
	Name:	Robert J. Brantman
	Title:	Partner and Authorized Signatory

AG DOMESTIC CONVERTIBLES, L.P.
By:	Angelo, Gordon & Co., L.P.
Managing Member of the General Partner

By:	/s/ Joseph R. Wekselblatt
	Name:	Joseph R. Wekselblatt
	Title:	Chief Financial Officer

AG OFFSHORE CONVERTIBLES, LTD.
By:	Angelo, Gordon & Co., L.P.
Its:	Director

By:	/s/ Joseph R. Wekselblatt
	Name:	Joseph R. Wekselblatt
	Title:	Chief Financial Officer

PROMETHEAN ASSET MANAGEMENT L.L.C., as Agent
By:	/s/ Robert J. Brantman
	Name:	Robert J. Brantman
	Title:	Partner and Authorized Signatory

EXHIBIT A
TRANSACTION DOCUMENTS
1.	Security Agreement, dated as of January 13, 2005, among Infinity, Inc., Consolidated Oil Well Services, Inc., CIS-Oklahoma, Inc., Infinity Oil & Gas of Wyoming, Inc., Infinity Oil and Gas of Texas, Inc., Infinity Oil & Gas of Kansas, Inc., and Promethean Asset Management L.L.C.
2.	Registration Rights Agreement, dated as of January 13, 2005, by and among Infinity, Inc., HFTP Investment L.L.C., AG Domestic Convertibles, L.P. and AG Offshore Convertibles, Ltd.
3.	Guaranty, dated as of January 13, 2005, by Consolidated Oil Well Services, Inc., CIS-Oklahoma, Inc., Infinity Oil & Gas of Wyoming, Inc., Infinity Oil and Gas of Texas, Inc., and Infinity Oil & Gas of Kansas, Inc. in favor of Promethean Asset Management L.L.C., on its own behalf and in its capacity as collateral agent.
4.	Pledge Agreement, dated January 13, 2005 by and between Promethean Asset Management L.L.C. and Infinity, Inc.
5.	Senior Secured Notes of Infinity, Inc., dated January 13, 2005, as follows:
(a)	Note Number A-001 in the principal amount of $15,000,000 issued to HFTP Investment L.L.C.

(b)	Note Number A-002 in the principal amount of $5,000,000 issued to AG Domestic Convertibles, L.P.

(c)	Note Number A-003 in the principal amount of $10,000,000 issued to AG Offshore Convertibles, Ltd.
6.	Warrants for the purchase of common stock of Infinity, Inc., par value $0.0001 per share (the “Common Stock”), dated January 13, 2005, with an exercise price of $9.09.
(a)	Warrant Number A-001 to purchase 462,097 shares of Common Stock issued to HFTP Investment L.L.C.

(b)	Warrant Number A-002 to purchase 154,032 shares of Common Stock issued to AG Domestic Convertibles, L.P.

(c)	Warrant Number A-003 to purchase 308,065 shares of Common Stock issued to AG Offshore Convertibles, Ltd.
7.	Warrants for the purchase of Common Stock of Infinity, Inc., dated January 13, 2005, with an exercise price of $11.06.

(a)	Warrant Number B-001 to purchase 366,023 shares of Common Stock issued to HFTP Investment L.L.C.

(b)	Warrant Number B-002 to purchase 122,008 shares of Common Stock issued to AG Domestic Convertibles, L.P.

(c)	Warrant Number B-003 to purchase 244,015 shares of Common Stock issued to AG Offshore Convertibles, Ltd.
8.	Blocked Account Control Agreements
(a)	Blocked Account Control Agreement, dated as of January 10, 2005, by and among the Infinity, Inc., Infinity Oil & Gas of Wyoming, Inc., Promethean Asset Management L.L.C. and U.S. Bank National Association.

(b)	Blocked Account Control Agreement, dated as of January 13, 2005, by and among Infinity, Inc., Infinity Oil & Gas of Wyoming, Inc., Infinity Oil and Gas of Texas, Inc., Infinity Oil & Gas of Kansas, Inc., Consolidated Oil Well Services, Inc., Promethean Asset Management L.L.C. and Bank of Commerce.

(c)	Blocked Account Control Agreement, dated as of February 14, 2005, by and among Infinity, Inc., Consolidated Oil Well Services, Inc., Promethean Asset Management L.L.C. and Bank of Blue Valley.
9.	Mortgages covering the Infinity, Inc.’s oil and gas mortgages:
(a)	Mortgage from Infinity Oil and Gas of Texas, Inc., in Erath County to Rob Wilson, as Trustee.

(b)	Mortgage from Infinity Oil & Gas of Wyoming, Inc., in Sublette County, Wyoming to Lawyers Title Realty Services, Inc., as Trustee

(c)	Mortgage from Infinity Oil & Gas of Wyoming, Inc., in Sweetwater County, Wyoming to Lawyers Title Realty Services, Inc., as Trustee.

(d)	Mortgage from Infinity Oil & Gas of Wyoming, Inc., in Carbon County, Wyoming to Lawyers Title Realty Services, Inc., as Trustee.

(e)	Mortgage from Infinity Oil & Gas of Wyoming, Inc., in Routt County, Colorado to the Public Trustee of Routt County, Colorado.

(f)	Mortgage from Infinity Oil & Gas of Wyoming, Inc., in Moffat County, Colorado to the Public Trustee of Moffat County, Colorado.

(g)	Mortgage from Infinity Oil & Gas of Wyoming, Inc., in Rio Blanco County, Colorado to the Public Trustee of Rio Blanco County, Colorado.

(h)	Mortgage from Infinity Oil and Gas of Texas, Inc., in Hamilton County, Texas to Rob Wilson, as Trustee.
10.	UCC Financing Statements
(a)	Financing Statement of Infinity Inc., as filed with the Secretary of State of Colorado on January 14, 2005 (Filing No. 2005205163).

(b)	Financing Statement of Infinity Oil & as of Kansas, Inc., as filed with the Secretary of State of Kansas on January 14, 2005 (Filing No. 5932033).

(c)	Financing Statement of CIS-Oklahoma, Inc., as filed with the Secretary of State of Kansas on January 14, 2005 (Filing No. 5932025).

(d)	Financing Statement of Consolidated Oil Well Services, Inc., as filed with the Secretary of State of Kansas on January 14, 2005 (Filing No. 5932017).

(e)	Financing Statement of Infinity Oil and Gas of Texas, Inc., as filed with the Secretary of State of Delaware on January 14, 2005 (File No. 50165895)

(f)	Financing Statement of Infinity Oil & Gas of Wyoming, Inc., as filed with the Secretary of State of Wyoming on January 18, 2005 (File No. 2005-24139738).
11.	Irrevocable Transfer Agent Instructions from Infinity, Inc. to Computershare Investor Services dated January 13, 2005.

EXHIBIT B
ADDITIONAL SCHEDULE OF BUYERS

Buyer’s Name	Buyer Address	Principal	Reimbursement	Investor’s Legal Representative’s
	and Facsimile Number	Amount of	Allocation	Address and Facsimile Number
		Additional Notes	Percentage

HFTP	Promethean Asset	$2,750,000	0.68%	Katten Muchin Rosenman LLP
Investment	Management L.L.C.			525 W. Monroe Street
L.L.C.	750 Lexington Avenue			Chicago, Illinois 60661-3693
	22nd Floor			Attention: Mark D. Wood, Esq.
	New York, New York 10022			Telephone: (312) 902-5200
	Attention: Robert J.			Facsimile: (312) 902-1061
Brantman
Telephone: (212) 702-5200
Facsimile: (212) 758-9620
Residence: Delaware

GAIA Offshore	Promethean Asset	$2,000,000	0.49%	Katten Muchin Rosenman LLP
Master Fund,	Management L.L.C.			525 W. Monroe Street
Ltd.	750 Lexington Avenue			Chicago, Illinois 60661-3693
	22nd Floor			Attention: Mark D. Wood, Esq.
	New York, New York 10022			Telephone: (312) 902-5200
	Attention: Robert J.			Facsimile: (312) 902-1061
Brantman
Telephone: (212) 702-5200
Facsimile: (212) 758-9620
Residence: Cayman Islands

AG Offshore	c/o Angelo, Gordon & Co.	$4,750,000	0.33%	Paul, Weiss, Rifkind,
Convertibles,	245 Park Avenue			Wharton & Garrison LLP
Ltd.	New York, New York 10167			1285 Avenue of the Americas
	Attention: Gary I. Wolf			New York, New York 10019-6064
	Telephone: (212) 692-2058			Attention: Douglas A. Cifu,
	Facsimile: (212) 867-6449			Esq.
	Residence: British Virgin			Telephone: (212) 373-3000
	Islands			Facsimile: (212) 759-3990